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                            MFS Strategic Income Fund
                       (a series of MFS Series Trust VIII)

                       Supplement to be affixed to current
                     Prospectus for distribution in Missouri

As stated in the Prospectus, under "Management of the Fund Investment Adviser," for its services and facilities, the Adviser receives an annual management fee computed and paid monthly, in an amount equal to the sum of 0.50% of the average daily net assets of the fund plus 7.14% of the gross income of the Fund for the then-current fiscal year. Effective June 1, 1993, the Adviser has voluntarily reduced its right to receive the fee set forth in the Advisory Agreement to a maximum of 0.75% of the average daily net assets of the Fund. The temporary reduction may be rescinded at any time by the Adviser without notice to the shareholders.

                     The date of this Supplement is March 1, 1996.